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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                ----------------

        Date of Report (Date of earliest event reported): March 7, 2001


J.P. Morgan Acceptance Corporation I, (as depositor under the Trust Agreement, dated as of March 1, 2001, which forms Mellon Home Equity Line of Credit Trust 2001-1)


                      J.P. Morgan Acceptance Corporation I
             (exact name of registrant as specified in its charter)


          Delaware                      333-77275-                13-3475488
(State or Other Jurisdiction           (Commission             (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)


                                 60 Wall Street
                            New York, New York 10260
                    (Address of Principal Executive Offices)


      Registrant's telephone number, including area code: (212) -648-8382

                                   No Change
     ----------------------------------------------------------------------

         (Former name or former address, if changed since last report)

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Item 5.  Other Events
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         Incorporation of Certain Documents by Reference
         -----------------------------------------------

         The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1999 and December 31, 1998, and for each of the years in the three-year period ended December 31, 1999, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 2000; Commission File Number 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 2000 and for the periods ending September 30, 2000 and September 30, 1999, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2000 (which was filed with the Securities and Exchange Commission on November 13, 2000) and the unaudited interim financial statements and accompanying discussion of Ambac Financial Group, Inc., as of December 31, 2000 and for the periods ending December 31, 2000 and December 31, 1999 contained in the press release issued on January 24, 2001, included in the Form 8-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on January 24,
2001), are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-77275) of the registrant; and
(iii) the prospectus supplement, and shall be deemed to be part hereof and thereof.

         Consents
         --------

         In connection with the issuance by the Mellon Home Equity Line of Credit Trust 2001-1 of the Home Equity Line of Credit Asset-Backed Notes, Series 2001-1, Class A (the "Notes"), the registrant is filing herewith the consent of KPMG LLP ("KPMG") to the use of its name and the incorporation by reference of its reports in the prospectus supplement relating to the issuance of the Notes. The consent of KPMG is attached hereto as Exhibit 23.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:


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                  Exhibit No.           Description
                  -----------           -----------

                  23.1                  Consent of KPMG LLP


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        J.P. Morgan Acceptance Corporation I

                                        By: /s/ Anthony A. Hermann
                                            ------------------------------------
                                            Name:  Anthony A. Hermann
                                            Title: Vice President




Dated: March 16, 2001


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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.     Description
-----------     -----------

 23.1           Consent of KPMG LLP


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